Exhibit 10.10

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

     This ASSIGNMENT AND ASSUMPTION AGREEMENT dated November 26, 2007 (this "Agreement"), is among Minera Del Pacifico Noroeste, S.A., an Ecuadorian corporation ("Pacifico"), and ECUADORGOLDCORP., S.A., an Ecuadorian corporation (the "Assignee"), and Spirit Exploration, Inc., a Nevada corporation ("Spirit).

     WHEREAS, Pacifico is the 100% owner of the mineral properties constituting the Muluncay Project (the "Muluncay Project"). The Muluncay Project lies in the centre of the Portovelo-Zaruma mining camp, which is found in the cantons of Ayapamba and Paccha, Province of El Oro, southern Ecuador. It is centered at Latitude 03 36' 30" South and Longitude 79 40' West. It covers an area of 374 hectares. Boundary co-ordinates for the Muluncay Project are found in Table immediately below. The specific properties constituting the Muluncay Project are more fully set forth on Exhibit A hereto. These are based on a metric UTM grid system referenced to PSAD-56 datum and geographic zone 17.

                         MULUNCAY BOUNDARY COORDINATES
                         -----------------------------

                           EASTING - M  NORTHING - M
                           -----------  ------------
                           652000            9599400
                           -----------  ------------
                           653100            9599400
                           -----------  ------------
                           653100            9596800
                           -----------  ------------
                           651600            9596800
                           -----------  ------------
                           651600            9599000
                           -----------  ------------
                           652000            9599000
                           -----------  ------------
                           652000            9599400
                           -----------  ------------


     WHEREAS, the properties constituting the Muluncay Project are subject to certain Mortgage Obligations (the "Mortgages") currently obligating Pacifico to the payment of certain sums and interest. The Mortgages are more fully set forth on Exhibit B hereto.

     WHEREAS, Assignee is a wholly owned subsidiary of Spirit.

     WHEREAS, in connection with that certain Definitive Agreement dated November 15, 2007, Pacifico agreed to transfer the Muluncay Project subject to the Mortgages to Assignee in consideration for certain shares of common stock.

     WHEREAS, the Muluncay Project must be assigned first to Assignee, and then to Cutler Law Group, Inc. as Trustee (which will be accomplished in a separate agreement) in connection with a financing (the "Financing") currently being undertaken by Spirit.

     WHEREAS, Assignee desires to acquire the Muluncay Project and assume the obligations of the Mortgages underlying the Muluncay Project in connection with the proposed financing.

For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1.     Assignment and Assumption.

          a. Pacifico hereby grants, transfers and assigns to the Assignee all of the right, title and interest of the Assignor in the Muluncay Project, and Assignee hereby assumes any and all obligations related to the Mortgages.

          b. Pacifico represents and warrants to the Assignee that Pacifico has not taken any action that would serve to impair or encumber the Pacifico's ownership interest in the Muluncay Project since the date of acquisition other than the Mortgages.

     2. Representations and Warranties of the Assignor. Pacifico warrants and represents to, and covenants with, the Assignee that:

          a. Pacifico is the lawful owner of the Muluncay Project with the full right to transfer such Muluncay Project, which transfer is made free from any claims and encumbrances other than the Mortgages;

          b. Neither Pacifico nor anyone acting on its behalf has offered, transferred, pledged sold or otherwise disposed of the Muluncay Project or any interest in the Muluncay Project to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Muluncay Project or any interest in the Muluncay Project.

          c. Pacifico has been duly organized and is validly existing as a corporation in good standing under the laws of the Country of Ecuador with full power and authority to enter into and perform its obligations under this Agreement;

          d. This Agreement has been duly executed and delivered by Pacifico, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of Pacifico, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law;

          e. The execution, delivery and performance by Pacifico of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date thereof;

          f. The execution and delivery of this Agreement have been duly authorized by all necessary corporate action on the part of Pacifico; neither the execution and delivery by Pacifico of this Agreement, nor the consummation by Pacifico of the transactions herein contemplated, nor compliance by Pacifico with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of Pacifico or any law, governmental rule or regulation or any material judgment, decree or order binding on Pacifico or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which Pacifico is a party or by which it is bound;

     4. Representations and Warranties of the Assignee. The Assignee warrants and represents to, and covenants with, Pacifico that:

          a. The Assignee agrees to be bound by all of the terms, covenants and conditions of its ownership of the Muluncay Project and from and after the date hereof, the Assignee assumes for the benefit of Pacifico all of Pacifico's obligations under the Mortgages;

          b The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Agreement and to perform its obligations hereunder; and

          c. The Assignee hereto represents and warrants that this Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

     5.     Covenants of Spirit and Pacifico.

          a. Immediately upon receipt of any funding from the Financing, or upon the receipt by Spirit of any funds from any other source for use in its operations, Spirit shall immediately pay any and all obligations (including without limitation principal, penalties and/or interest) due under the Mortgages in full.

          b. Immediately upon full payment of the Mortgages as set forth in paragraph 5(a) above, Pacifico shall immediately undertake any and all actions necessary or advisable to complete legal transfer of the properties constituting the Muluncay Project to Assignee or Cutler Law Group (as Trustee). Without limitation to the generality of the foregoing, Pacifico agrees to provide whatever title documents, legal opinions, property descriptions or other definitive documentation required to formally effectuate legal title, to register legal title and/or record in the appropriate registration and recording offices transfer of and title to such Muluncay Properties set forth therein with Assignee or Cutler Law Group, as the case may be, under applicable Ecuadorian law to the reasonable satisfaction of counsel to Assignee or Cutler Law Group, sufficient to assure that Assignee or Cutler Law Group, as the case may be, has full legal right, title and interest to such properties constituting the Muluncay Project including without limitation any and all mineral rights and mining rights thereto.

     6. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF placeStateNEVADA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     7. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, or sent by overnight courier to those addresses set forth opposite the signature page hereto.and/or such other address as may hereafter be furnished by Pacifico or Assignee.

     8. Each of Pacifico and Assignee, for itself and its successors and assigns, hereby covenants with the other, its successors and assigns, that such party and its successors and assigns will do, execute and deliver, or will cause to be done, executed and delivered, all such further acts, transfers, assignments, conveyances, powers of attorney and assurances as are necessary to effectuate the transactions set forth herein.

     9. This Agreement and the covenants and agreements contained herein shall inure to the benefit of Assignee and its successors and assigns, and shall be binding upon Pacifico and its successors and assigns.

     10. This Agreement contains the entire understanding between the parties hereto concerning the subject matter hereof, and there are no representations, agreements, arrangements or understandings, oral or written, between or among the parties hereto relating to the subject matter of this Agreement which are not fully expressed herein. Neither this Agreement nor any of the provisions herein shall be modified or waived except by an instrument in writing signed by each of the parties hereto.

     11. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Assignment Agreement to be executed by their duly authorized officers as of the date first above written.

ASSIGNEE:

ECUADORGOLDCORP, S.A.


By: \s\ Luis Penaherrera
    --------------------
Luis Penaherrera, General Manager


ASSIGNOR:

MINERA DEL PACIFICO NORESTE, S.A.


By: \s\ Luiggi Lopez
    ----------------
Luiggi Lopez


SPIRIT:

SPIRIT EXPLORATION, INC.


By: \s\ Peter Laipnieks
    -------------------
Peter Laipnieks, President